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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 31, 2007

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                                  dELiA*s, INC.
             (Exact name of registrant as specified in its charter)

                                 ---------------

          Delaware                      000-51648                 20-3397172
(State or other jurisdiction of      (Commission File           (IRS Employer
        incorporation)                   Number)             Identification No.)

                  50 West 23rd Street, New York, New York 10010
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               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (212) 807-9060

                                       N/A
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         (Former name or former address, if changed since last report.)

                               -------------------

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      | |  Written communications  pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

      | |  Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act
           (17 CFR 240.14a-12)

      | |  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

      | |  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Effective  as of May 31,  2007,  dELiA*s,  Inc.,  a  Delaware  corporation  0(the
"Company"),  and Alloy,  Inc.  ("Alloy") have terminated  their Managed Services
Agreement (the "Managed Services Agreement"), which was entered into on December
19, 2005 in connection  with the Company's  spinoff from Alloy.  Pursuant to the
Managed  Services  Agreement,  Alloy provided the Company with website  hosting, data communication management, security and other managed services in support of the  Company's  e-commerce  webpages and  applications  (the  "Services")  for a monthly fee. The third-party service provider that Alloy had used to perform the
Services will now furnish the Services pursuant to a direct arrangement with the
Company.

In connection  with the  termination of the Managed  Services  Agreement,  Alloy agreed to provide specified  transitional services to the Company at agreed upon rates,  and the Company  agreed to purchase  certain  network  hardware  used in connection with the performance of the Services for a price of $100,000.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    dELiA*s, Inc.
                                    -------------
                                    (Registrant)

Date: June 1, 2007                  By: /s/ Stephen A. Feldman
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                                        Stephen A. Feldman, Chief Financial Officer